Capital Lease Obligations	12 Months Ended
Dec. 31, 2021
Capital Lease Obligations [Abstract]
Capital Lease Obligations
8. Capital Lease Obligations
The Company signed a capital lease agreement for equipment in December 2020. The lease term is for thirty-six
months with an option to purchase the equipment for $1 at the end of the lease term. The lease commencement date is commensurate with the date the equipment was placed into service which was in June 2021.
The Company signed a capital lease agreement for equipment in March 2021. The lease term is for seventeen months and ownership of the asset will be transferred to the Company at the end of the lease term. The lease commencement date is commensurate with the date the equipment was placed into service which was in March 2021.

As of December 31, 2021, the remaining future lease obligations under these capital lease agreements are as follows (in thousands):

2022	$160
2023	130
2024	54

Total minimum lease payments	344
Less: Amount representing interest	(18)

Present value of net minimum lease payments	$326

The capital lease obligation balance was $0.3 million as of December 31, 2021, of which $0.1 million was included in other current liabilities and $0.2 million was included in other long-term liabilities. The implied interest rate used to reduce the minimum lease payments to present value was 5.0%.
The Company made payments with respect to capital lease obligations of $0.4 million and $0 for the years ended December 2021 and 2020, respectively.
Interest expense in connection with the Company’s capital leases were immaterial for the years ended December 2021 and 2020.